UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2014
Date of Report (Date of earliest event reported)

TOUCHIT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-151252	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Big Beaver Road Suite 1400 Troy, Michigan	48084
(Address of principal executive offices)	(Zip Code)

(248) 764-1084
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

SECTION 4.      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02          NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

On approximately January 18, 2014, the Board of Directors of Touchit Technologies, Inc., a Nevada corporation (the “Company”), was advised by its independent public accountants, Edward Richardson Jr., CPA (“Richardson”), that its financial statements reviewed and/or audited by Richardson for the quarters referenced below as filed (collectively, the “Financial Statements”) with the Securities and Exchange Commission could not be relied upon based upon the inadvertent non-disclosure of two 8% convertible notes due May 17, 2015 in the principal amounts of $400,000 and $100,000, respectively, on the balance sheets as of the dates indicated (collectively, the "Convertible Notes"), and accrued interest payable under the Convertible Notes.

The Convertible Notes were previously issued in connection with certain subscription agreements entered by the Company and the related share exchange agreement dated May 7, 2010 among the Company, TouchIT Technologies Koll Sti (“TouchIT Tech KS”),  the stockholders of TouchIT Tech KS,  TouchIT Education Koll Sti (“TouchIT Ed”), and the stockholders of TouchIT Ed (the "Share Exchange Agreement"), pursuant to which the Company entered into various agreements with purchasers of the Convertible Notes as more fully described in the Company’s Current Report on Form 8-K filed May 12, 2010.

Period Ended	Form	Date Filed with SEC

September 30, 2011	10-Q	November 14, 2011
December 31, 2011	10-K	April 5, 2012
March 31, 2012	10-Q	May 10, 2012
June 30, 2012	10-Q	August 2, 2012
September 30, 2012	10-Q	November 9, 2012
December 31, 2012	10-K	March 28, 2013
March 31, 2013	10-Q	May 15, 2013
June 30, 2013	10-Q	August 14, 2013
September 30, 2013	10K	November 14, 2013

Subsequently, on approximately January 18, 2014, the Board of Directors was further advised by Richardson that the Financial Statements referenced above could not be relied upon based upon errors contained within relating to the non-recording of the Convertible Notes as a long term liability. Richardson advised the Board of Directors that the Financial Statements contained certain accounting errors within the balance sheet, statement of profits and losses and statement of cash flows and would need to be revised accordingly and reviewed and/or audited by Richardson.

As a result, the Board of Directors of the Company concluded on January 18, 2014 that its previously issued Financial Statements for the periods above could not be relied upon based upon the fact that the Convertible Notes were not listed on the Financial Statements as a long-term liability and concluded further that its previously issued Financial Statements could not be relied upon based upon the advisement from Richardson that the Financial Statements contained certain accounting errors.

The Company will be filing all amendments to its Form 10-Qs and Form 10-Ks for the periods referenced above restating its Financial Statements and including either reviewed or audited financial statements.

The Chief Executive Officer/President of the Company has discussed these matters disclosed in this filing on Form 8-K with the Company’s legal counsel and Richardson on approximately January 18, 2014. The confirmation from the Company’s current independent public accountants is attached hereto as Exhibit 16.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from Edward Richardson Jr., CPA dated January 20, 2014 regarding confirmation of Section 4.02(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHIT TECHNOLOGIES INC.
DATE: January 21, 2014
/s/Andrew Brabin
Name: Andrew Brabin Title: President/Chief Executive Officer